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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 13E-3

                        RULE 13e-3 TRANSACTION STATEMENT
        (PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934
                           AND RULE 13e-3 THEREUNDER)

                               SKYLINE CHILI, INC.
                                (Name of Issuer)

        SKYLINE CHILI, INC.                          JEFFRY W. SHELTON
        SKYLINE ACQUISITION CORP.                    THOMAS L. ALLEN
        KEVIN R. MCDONNELL                           PHILLIP M. LEWIS, JR.
                       (Name of Persons Filing Statement)

                                  COMMON STOCK
                         (Title of Class of Securities)

                                   8308121104
                      (CUSIP Number of Class of Securities)

                               Kevin R. McDonnell
                               Skyline Chili, Inc.
                              4180 Thunderbird Lane
                              Fairfield, Ohio 45014
                                 (513) 874-1188

                                 WITH COPIES TO:

        Mark J. Zummo, Esq.                          Richard G. Small, Esq.
        Kohnen & Patton, LLP                         Edwards & Angell
        1400 Carew Tower                             2700 Hospital Trust Tower
        Cincinnati, Ohio  45202                      Providence, RI 02903
        (513) 381-0656                               (401) 274-9200

                  (Name, Address and Telephone Number of Person
      Authorized to Receive Notices and Communications on Behalf of Persons
                               Filing Statement)
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
   This statement is filed in connection with (check the appropriate box):
   a.     [X]  The filing of solicitation materials or an information statement subject to
               Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities
               Exchange Act of 1934.
   b.     [ ]  The filing of a registration statement under the Securities Act of 1933.
   c.     [ ]  A tender offer.
   d.     [ ]  None of the above.
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         Check the following box if the soliciting materials referred to in
checking box (a) are preliminary copies.   [X]

                            Calculation of Filing Fee
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
         Transaction Valuation*                      Amount of Filing Fee

         $23,633,951                                 $4,726.79

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         Amount Previously Paid:      $4,726.79                      Filing Party:  Skyline Chili, Inc.
         Form or Registration No.:    Preliminary Proxy Statement    Date Filed: December 5, 1997
                                      Schedule 14A
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-------------------------

* For purposes of calculating the fee only. This transaction applies to an aggregate of 3,389,173 outstanding shares (the "Cash Out Shares") of Common Stock of Skyline Chili, Inc. (the "Company") computed as follows: (i) 3,397,773 outstanding shares of the Company's Common Stock, less (ii) 8,600 shares (the "Management Shares") held by certain members of management which will be exchanged for shares of common stock of the surviving corporation in the transaction, as described in the Proxy Statement submitted as Exhibit (d) hereto.

         The cash consideration being offered to shareholders of the Company for each share of Common Stock is $6.75 per share (other than with respect to the Management Shares).

         The proposed maximum aggregate value of the transaction is $23,633,951 (the sum of (i) the product of the Cash Out Shares and $6.75, and (ii) cash consideration of $757,033 to be paid for options being surrendered in connection with the transaction.) The total fee of $4,726.79 was paid by wire transfer on December 4, 1997 to the Federal lock box depository account at Mellon Bank. The amount of the filing fee, calculated in accordance with Rule 0-11 promulgated under the Securities Exchange Act of 1934, as amended, equals 1/50 of one percent of the maximum aggregate value of the transaction.

         This Transaction Statement (the "Statement") is being filed with the Securities and Exchange Commission jointly by the Company, Kevin R. McDonnell, Jeffry W. Shelton, Thomas L. Allen and Phillip M. Lewis, Jr. (collectively, the "Management Group"), and Skyline Acquisition Corp., an Ohio corporation in connection with the filing of a Proxy Statement by the Company under the Securities Exchange Act of 1934, as amended.

         This Statement relates to a proposal to adopt an Agreement and Plan of Merger (the "Merger Agreement") among the Company, certain consenting shareholders of the Company and Skyline Acquisition Corp. dated November 26, 1997, pursuant to which Skyline Acquisition Corp. will be merged with and into

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the Company (the "Merger"). Upon the consummation of the Merger, each outstanding share of Common Stock (other than the Management Shares and an as yet unknown number of shares held by shareholders who may perfect their dissenters' rights), will be converted into the right to receive $6.75 in cash for each share of Common Stock.

         Pursuant to General Instruction F to Schedule 13E-3, the information identified below as contained in the Proxy Statement is hereby incorporated by reference in answer to the items of this Schedule. Where substantially identical information required by Schedule 13E-3 is included under more than one caption, reference may be made to only one caption of the Proxy Statement.

                              CROSS REFERENCE SHEET

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Item of                       Location in Proxy Statement
Schedule 13E-3                (For Incorporation by Reference)
--------------                --------------------------------
ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION
(a)..........................."SUMMARY - Date, Time and Place of Special Meeting";
                              "SUMMARY - Parties to the Merger"
(b)..........................."SUMMARY - Purpose of the Special Meeting"; "SUMMARY - Record
                              Date and Quorum"; "SUMMARY - Market Prices of Common Stock and
                              Dividends"; "MARKET PRICES OF COMMON STOCK AND DIVIDENDS"
(c) - (d)....................."SUMMARY - Market Prices of Common Stock and Dividends";
                              "MARKET PRICES OF COMMON STOCK AND DIVIDENDS"
(e)...........................Not applicable
(f)..........................."SPECIAL FACTORS - Conflicts of Interest"
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ITEM 2.  IDENTITY AND BACKGROUND.
This Schedule 13E-3 is being filed by Skyline Chili, Inc., the issuer of the class of equity securities which is the subject of this Rule 13e-3 transaction,
Kevin R. McDonnell, Jeffry W. Shelton, Thomas L. Allen and Phillip M. Lewis,
Jr., and Skyline Acquisition Corp.

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
(a) - (d)....................."SUMMARY - Parties to the Merger" ;"CERTAIN INFORMATION
                              CONCERNING THE COMPANY, THE MANAGEMENT GROUP
                              AND ACQUISITION CO."
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
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Item of                       Location in Proxy Statement
Schedule 13E-3                (For Incorporation by Reference)
--------------                --------------------------------
(e) - (f).....................During the past five years, none of the persons listed in the Proxy
                              Statement under the caption "CERTAIN INFORMATION CONCERNING THE COMPANY,
                              THE MANAGEMENT GROUP AND ACQUISITION CO." has been or was, except to the extent described under such caption, (i) convicted in a criminal proceeding
                              (excluding traffic violations or similar misdemeanors) or (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violation of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.
(g)..........................."CERTAIN INFORMATION CONCERNING THE COMPANY, THE MANAGEMENT GROUP AND ACQUISITION CO."
ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS
(a)(1)........................Not applicable
(a)(2)........................"SPECIAL FACTORS - Background of Merger"; "SPECIAL FACTORS
                              - Conflicts of Interest"
(b)..........................."SPECIAL FACTORS - Background of Merger"; "SPECIAL FACTORS
                              - Conflicts of Interest"
ITEM 4.  TERMS OF THE TRANSACTION
(a)..........................."SPECIAL FACTORS - Conflicts of Interest"; "THE MERGER"
(b)..........................."SPECIAL FACTORS - Background of the Merger"; "SPECIAL
                              FACTORS - Conflicts of Interest"; "SPECIAL FACTORS - Certain Effects of
                              the Merger"; "THE MERGER"
ITEM 5.  PLANS OR PROPOSALS  OF THE ISSUER OR AFFILIATE
(a) - (g)....................."SPECIAL FACTORS - Conflicts of Interest"; "SPECIAL FACTORS -
                              Certain Effects of the Merger"; "SPECIAL FACTORS - Conduct of the
                              Company's Business After the Merger"; "THE MERGER - Financing"
ITEM 6.  SOURCES AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.
(a) - (d)....................."SPECIAL FACTORS - Purpose and Reasons of the Management Group
                              and Fleet"; "SPECIAL FACTORS - Conflicts of Interest"; "THE
                              MERGER - Financing"; "PROXY SOLICITATION"
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
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Item of                       Location in Proxy Statement
Schedule 13E-3                (For Incorporation by Reference)
--------------                --------------------------------
ITEM 7.   PURPOSES, ALTERNATIVES, REASONS AND EFFECTS
(a) - (c)....................."SPECIAL FACTORS - Background of the Merger"; "SPECIAL
                              FACTORS - The Special Committee's and Board's Recommendation";
                              "SPECIAL FACTORS - Purpose and Reasons of the Management Group
                              and Fleet"; "SPECIAL FACTORS - Position of the Management Group
                              as to Fairness of the Merger"
(d)..........................."SPECIAL FACTORS - The Special Committee's and Board's
                              Recommendation"; "SPECIAL FACTORS - Conflicts of Interest";
                              "SPECIAL FACTORS - Certain Effects of the Merger"; "FEDERAL
                              INCOME TAX CONSEQUENCES"
ITEM 8.   FAIRNESS OF THE TRANSACTION
(a) - (f)....................."SPECIAL FACTORS -  Background of Merger"; "SPECIAL
                              FACTORS - The Special Committee's and Board's Recommendation";
                              "SPECIAL FACTORS - Opinion of Equitable"; "SPECIAL FACTORS -
                              Position of the Management Group as to Fairness of Merger";
                              "APPROVAL OF THE MERGER AND DISSENTERS' RIGHTS -
                              Required Shareholder Votes"
ITEM 9.   REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS
(a) - (c)....................."SPECIAL FACTORS - Background of Merger";
                              "SPECIAL FACTORS - Opinion of Equitable"; "APPENDIX B"
ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER
(a)..........................."SPECIAL FACTORS - Conflicts of Interest"; "PRINCIPAL
                              SHAREHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT"
(b)...........................Not applicable
ITEM 11.  CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE
          ISSUER'S SECURITIES
                              "SPECIAL FACTORS - Background of
                              Merger"; "SPECIAL FACTORS-
                              Conflicts of Interest"; "THE MERGER -
                              Financing"; "APPROVAL OF THE MERGER
                              AND DISSENTERS' RIGHTS - Required
                              Shareholder Votes"

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Item of                       Location in Proxy Statement
Schedule 13E-3                (For Incorporation by Reference)
--------------                --------------------------------
ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH
         REGARD TO THE TRANSACTIONS
(a) - (b)....................."SPECIAL FACTORS - The Special Committee's and Board's
                              Recommendation"; "SPECIAL FACTORS - Position of the Management
                              Group as to Fairness of the Merger"; "SPECIAL FACTORS - Conflicts
                              of Interest"; "APPROVAL OF THE MERGER AND DISSENTERS'
                              RIGHTS"
ITEM 13. OTHER PROVISIONS OF THE TRANSACTION
(a)..........................."APPROVAL OF THE MERGER AND DISSENTERS' RIGHTS";
                              APPENDIX C
(b) - (c).....................Not applicable
ITEM 14. FINANCIAL INFORMATION
(a)...........................SELECTED CONSOLIDATED FINANCIAL DATA";
                              "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                              CONDITION AND RESULTS OF OPERATIONS"; Company's
                              Financial Statements (as set forth in the "FS" pages) accompanying the
                              Proxy Statement
(b)...........................Not applicable
ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED
(a) - (b)....................."PROXY SOLICITATION"; "THE MERGER - Financing"; "SPECIAL
                              FACTORS - Conflicts of Interest"
ITEM 16. ADDITIONAL INFORMATION
The Proxy Statement and the Financial Statements and Appendices attached thereto.
ITEM 17. MATERIALS TO BE FILED AS EXHIBITS.
(a)...........................(1) Letter dated November 11, 1997 from The Provident Bank to
                                  Fleet Venture Resources, Inc. and Skyline Chili, Inc. (1)
(b)...........................(2) Opinion of Equitable Securities Corporation dated November 20,
                                  1997 (included as Appendix B to the Definitive Proxy Statement of Skyline Chili, Inc. filed December [  ], 1997) (2)
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
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Item of                       Location in Proxy Statement
Schedule 13E-3                (For Incorporation by Reference)
--------------                --------------------------------
                              (3)      Presentation materials to the Special Committee of the Board of
                                       Directors of Skyline Chili, Inc. prepared by Equitable Securities
                                       Corporation dated November 20, 1997 (1)
(c)...........................(4)      Agreement and Plan of Merger dated November 26, 1997
                                       between the Company, certain consenting shareholders of the
                                       Company, and Skyline Acquisition Corp. (included as Appendix
                                       A to the Definitive Proxy Statement of Skyline Chili, Inc. filed
                                       December [  ], 1997) (2)
                              (5)      Investment Agreement dated November 26, 1997 between
                                       Skyline Acquisition Corp., Fleet Venture Resources Inc. and
                                       certain affiliated entities, the Management Group and certain other key employees of the Company (1)
                              (6)      Form of Stockholders' Agreement to be entered into
                                       between the Company, Fleet Venture Resources, Inc. and
                                       certain affiliated entities, the Management Group and
                                       certain other key employees of the Company. (3)
(d)...........................(7)      Chairman's Letter to Shareholders, Notice of Special Meeting of
                                       Shareholders and Definitive Proxy Statement of Skyline Chili,
                                       Inc. filed December [ ], 1997 (2)
(e)...........................(8)      Section 1701.85 of the Ohio Revised Code included as Appendix
                                       C to the Definitive Proxy Statement of Skyline Chili, Inc. filed
                                       December [  ], 1997, and the Section of that Proxy Statement entitled "APPROVAL OF THE MERGER AND DISSENTERS'
                                       RIGHTS"  (2)
(f)...........................Not Applicable

(1)      Filed herewith.

(2) Incorporated herein by reference from the Definitive Proxy Materials of Skyline Chili, Inc. filed December [ ], 1997.

(3)      To be filed by Amendment to this Schedule 13e-3.

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                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kevin R. McDonnell and Jeffry W. Shelton, jointly and severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, and in all capacities, to sign any and all future amendments to this
Schedule 13E-3 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                   SIGNATURES

         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

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
SKYLINE CHILI, INC.                       Date of Execution


By: /s/ Kevin R. McDonnell                December 5, 1997
    ----------------------
    Kevin R. McDonnell, President and Chief
    Executive Officer

SKYLINE ACQUISITION CORP.


By: /s/ Bernard V. Buonanno, III          December 5, 1997
    ----------------------------
    BERNARD V. BUONANNO, III,
    President

/s/ Kevin R. McDonnell                    December 5, 1997
----------------------
KEVIN R. MCDONNELL


/s/ Jeffry W. Shelton                     December 5, 1997
---------------------
JEFFRY W. SHELTON


/s/ Thomas L. Allen                       December 5, 1997
-------------------
THOMAS L. ALLEN


/s/ Phillip M. Lewis, Jr.                 December 5, 1997
-------------------------
PHILLIP M. LEWIS, JR.
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